Exhibit 99.2

Exhibit 99.2 1Q 2025 Earnings Supplement May 6, 2025

Disclosures This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts contained in this presentation, including statements regarding the outcome of the operational and portfolio reviews, the costs, cash outlays, benefits, timing and financial impacts of the actions that may be taken or transactions entered into in connection with the operational and portfolio reviews, expected benefits and synergies of the acquisition of Sertifi LLC, the benefits of Sertifi’s platform, financial results and margins, Flywire’s ability to successfully implement Flywire’s business plan, future results of operations and financial position, business strategy and plans and Flywire’s objectives for future operations, are forward -looking statements. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “plans,” “potential,” “seeks,” “projects,” “should,” “could” and “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Flywire has based these forward-looking statements largely on Flywire’s current expectations and projections about future events and financial trends that Flywire believes may affect Flywire’s financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. These forward-looking statements are subject to a number of risks, uncertainties and assumptions that are described in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Flywire’s Annual Report on Form 10-K for the year ended December 31, 2024, which is on file with the Securities and Exchange Commission (SEC) and available on the SEC’s website at www.sec.gov. Additional factors may be described in those sections of Flywire’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2025, expected to be filed with the SEC in the second quarter of 2025. In light of these risks, uncertainties and assumptions, the forward -looking events and circumstances discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. You should not rely upon forward-looking statements as predictions of future events or performance. In addition, projections, assumptions and estimates of the future performance of the industries in which Flywire operates and the markets it serves are inherently imprecise and subject to a high degree of uncertainty and risk. All financial projections contained in this presentation are forward -looking statements and are based on Flywire’s management’s assessment of such matters. It is unlikely, however, that the assumptions on which Flywire has based its projections will prove to be fully correct or that the projected figures will be attained. Flywire’s actual future results may differ materially from Flywire’s projections, and it makes no express or implied representation or warranty as to attainability of the results reflected in these projections. Investments in Flywire’s securities involve a high degree of risk and should be regarded as speculative. Certain information contained in this presentation, including Flywire’s estimated Total Addressable Market (TAM), relates to or is based on studies, publications, surveys and other data obtained from third-party sources and Flywire’s own internal estimates and research. While Flywire believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while Flywire believes its own internal research is reliable, such research has not been verified by any independent source. The information in this presentation is provided only as of May 6, 2025, and Flywire undertakes no obligation to update any forward-looking statements contained in this presentation on account of new information, future events, or otherwise, except as required by law. This presentation contains certain non-GAAP financial measures as defined by SEC rules. Flywire has provided a reconciliation of those measures to the most directly comparable GAAP measures, which is available in the Appendix. The company has not provided a quantitative reconciliation of forecasted FX-Neutral Revenue Less Ancillary Services Growth to forecasted GAAP Revenue Growth or forecasted Adjusted EBITDA Margin Growth to forecasted GAAP Net Income Margin Growth or to forecasted GAAP net income (loss) before income taxes within this presentation because Flywire is unable, without making unreasonable efforts, to calculate certain reconciling items with confidence. These items include but are not limited to income taxes which are directly impacted by unpredictable fluctuations in the market price of the company’s stock and in foreign exchange rates.

Our Strategy to Date Software drives value in payments + The Flywire Advantage 1 Strong “North Star” Thesis 2 Differentiated Core Assets Vertical Expertise 3 in Big Markets + Deep vertical expertise

Q1 2025 Performance

GAAP Financial Highlights Q1 2025 $133.5M Revenue 60.3 % Gross Margin ($4.2) M* Net Loss *Q1 2025 includes a $3.6m FX gain and ($7.3M) of restructuring costs

Key Operating Metrics (Non-GAAP) Q1 2025 $8.4B +20.4%1 Total payment volume $128.7M +16.8%1 Revenue Less Ancillary Services $82.5M 64.1%2 Adjusted Gross Profit $21.6M 16.8%2 Adjusted EBITDA 1. Represents Y-o-Y Growth as compared to Q124 2. Represents Margins as % of RLAS (Revenue Less Ancillary Services) See Appendix for reconciliation to GAAP amounts

Q1 Actual Performance vs Guidance: Strong Beat Across the Board Guide* Actual Delta (bps) Delta US$ FXN RLAS (ex Sertifi) 12.5% 14.4% 190 bps – FX headwind $3M $2M $1M FX headwind to growth (250) bps (184) bps 66 bps Spot growth 10.0% 12.5% 250 bps Reported RLAS (ex Sertifi) $121M $124M $3M Sertifi Revenue $3.5M $4.7M $1.2M Flywire aEBITDA (ex Sertifi) +450 bps +467 bps +17 bps Implied aEBITDA in USD$ (ex Sertifi) $19.9M $20.6M $0.7M Sertifi aEBITDA only Flat - to slightly positive $1.0M ~$0.5M Total aEBITDA $20-21M $21.6M ~$1.1M RLAS variance to Guide Mid-Point: Beat FXN Revenue by ~2pts driven primarily by Travel strength and lower impact from AU risk Sertifi Revenue of $4.7M, stronger performance by ~$1M Reported $ Spot revenue beat by $4M with $1M coming from Sertifi revenue beat, $1M from lower FX headwind and $2M from operational outperformance Adjusted EBITDA variance to Mid-Point: Excluding Sertifi, Adjusted EBITDA margin was slightly ahead of the guide (by 17bps / US$0.7M) Sertifi exceeded guide of “flat” by adding ~$0.5M of Adj EBITDA driven by stronger revenue Overall $ EBITDA beat by ~US$1M * Refers to mid-point of guidance ranges, where applicable

Full Product Suite Strategy in Education

Powerful Education Flywheel Network effects Investment in geo expansion & local payment options Network of bank, loan & fintech partners Expansive footprint of education clients & agents High volume of students / payers Product innovation & expanding product suite

Broad, Innovative Product Suite

Flywire drives value across the student journey, on behalf of schools and agents

Demand Fulfillment → **Application** → **Enrollment** → **Post-Enrollment**

Demand Fulfillment
- Agents Network
- StudyLink
- In Market Recruitment Collaboration

Application
- StudyLink
- Accept & Pay

Enrollment
- Payex
- SFS
- Pay Any School
- Third-Party Invoicing
- 529s
- US Loans
- India Loans

Post-Enrollment
- Payex
- SFS
- Collection Management
- eStore
- Payables

Integrations

Software-Driven Offerings Across Major Markets



- Cross-Border
- Domestic SFS *(Billing & Payments, Collection Mgmt, eStore)*
- Third-Party Invoicing
- Payables



- Cross-Border
- Domestic SFS *(Billing & Payments, Collection Mgmt, eStore)*
- StudyLink
- Payables



- Cross-Border
- Domestic SFS *(Billing & Payments)*
- StudyLink
- Payables



- Cross-Border
- StudyLink
- Payables

UK SFS Exciting new product launch

Students don’t know how much they actually owe & have limited payment plan options Lack of communication options to promote self-service & drive timely payment No student portal to self-serve & limitations for families to contribute to account balance Staff overwhelmed by siloed & manual processes, reconciliation burden, and student queries Typical UK University without SFS

Mobile first experience Robust communications drive action Self-service options for staff & students Authorised user access Customise plans to meet unique needs Real-time account updates to & from finance system Student Financial Software (UK) All-in-one student account portal

Students can clearly see how much they owe & pay fees on time with flexible options One unified, integrated system with built-in communications University teams have complete visibility into cash flow with improved efficiencies Finance teams are able to automate account statements & payment plans and assist students UK University with SFS

Travel at Flywire Investing Behind Our Success

Delivering Tangible Value for Travel Clients



1

Payment options

Flywire allows payers to pay in **140+ currencies from 240+ countries** via multiple methods, including credit card, online and offline bank transfer, Paypal, and more!



2

Software driven workflows

Flywire's software captures payer info, tracks payments, handles reconciliation, supports split and scheduled payments, all proving real-time visibility into payments made



3

Reduced fees and costs

Incoming merchant card and bank wire fees reduce significantly, saving businesses money.



4

Elevated guest experience

Provide choice, convenience, localization and support. Guests pay in their local currency, with competitive and transparent exchange rates, and have access to 24x7 live, multilingual support.



5

Easy implementation

Multiple integrations into existing travel and property management systems. Easy integration into checkout or invoicing flows.

Building the Next Education Vertical Travel’s trajectory is similar to Education in the first 5 years EDU Travel Customer Growth Over Time Gross Profit Per Customer ($ ‘000s) Pre Sertifi Business Strong gross profit dollar growth trajectory in Travel, similar to early growth of EDU Most recently ~1200 customers and growing

Flywire Travel Growth Algorithm Significant growth over the last 6 years with strong client acquisition 19 Travel Customer Growth Over Time Flywire Travel Revenue Growth from 2023 to 2024 2023 Revenue New Signs + Client Ramp Market + Volume Growth Upsell / Cross-Sell < 1% Revenue Churn ~40M $60M+ 2024 Revenue ` ~300 ~1200 2020 2021 2022 2023 2024 Pre Sertifi Business

Pre Sertifi Business

Differentiated Travel Solution Fueling Growth

Solving more problems across a diverse set of international clients

Client	Problem Presented	Flywire Unique Value
NORDIC VISITOR	**Manual invoicing & collection** required 3 FTEs	**Automated payment reminders** via our invoicing solution
go2africa	**Poor customer service** with a large payments provider	Support from a **dedicated account management team**
AYA NISEKO	**Specific integration needed** to simplify process	Simplified process through an **integration with RoomBoss**
HIDDEN AFRICA	**Frequent payment declines & delays** damaged the business's reputation	Local payment methods for customers with **real-time visibility** for clients & staff
Fresh Tracks Canada	Legacy provider with **limited integration support**	**Heavily involved integrations team** improved BMS, SFDC, & XERO workflows

20

Hotel Description Use Case Details Collection of luxury properties across Capri, Paris, Rome & Milan Enterprise level account today (Capri) with potential to expand Size: 20-30 rooms per location FX %: High share of int’l payments Payment Use Case: capture deposit payment via payments links Luxury expedition lodges across Chile, Peru, Bolivia & Argentina Enterprise level account today Size: 20-50 rooms per location FX %: High share of int’l payments Use Case: capture deposit + balance payment via website; payment links for emails/calls … opened up the door to partnering with Sertifi Solving Problems for Luxury Hotels… Pre Sertifi Business

Sertifi Business

Sertifi Automates Hospitality Workflows

Key software player providing a paper-free, compliant solution for contracts & payments

Event Workflow Process w/o Sertifi

- ✘ Reliance on physical copies (fax, paper)
- ✘ Risk of incomplete forms and delays
- ✘ Limited integrations into Sales & Catering Software and CRMs

Event Payment Process w/o Sertifi

- ✘ Not PCI Compliant
- ✘ More chargebacks and fees
- ✘ Limited integrations into the PMS
- ✘ Credit card only processing (no ACH)

Example Workflow with Sertifi Agreements (eSign) & Sertifi Pay

Booking (Pre-Event) → ***During Event*** → ***Payments***

1. Guest contacts hotel to **inquire about event availability** and booking details
2. Hotel works with customer to select & **negotiate events space** with related details
3. *Sertifi Agreements Product + SertifiPay* — **Contract is signed & initial deposit is collected** to hold event space; data sent to hotel systems and staff
4. Guests may incur **additional onsite charges** during the event
5. *SertifiPay* — **Final bill is processed through Sertifi** OR the property management system's (PMS) preferred payment option

Flywire & Sertifi: Path to Stronger Growth

1



Accelerate SertifiPay Product

Use Flywire's Payment Expertise to Monetize $3B+ of Incremental Volume in Sertifi's Workflow Platform

Deploy Flywire's Bank Transfer Solution to Capture New Volumes

2



Accelerate Sertifi's International Footprint Expansion

Sertifi's business is 90% US focused today

$100M+ revenue opportunity by accelerating Sertifi's sales efforts

3



Capitalize on Accounts Receivable Cross-sell opportunity

Sertifi has 20,000+ existing hotel locations, including 2,000+ independent and boutiques

Cross-selling Flywire represents $50M+ of revenue opportunity for subset of identified hotels

4



Cross-Sell Flywire Payables Solutions to Sertifi's Customer Base

Cross-sell Flywire's Strategic Payables to Hotels

<u>Incremental</u> (to 1,2,3) Multi-billion dollar volume opportunity

Sertifi Business

Sertifi by the Numbers

Sertifi adds a growing software asset to Travel's core business

Q1'25 Growth

+30+%

Revenue[1] vs. Q1 2024

Client Locations[2]

~21K

Up 15% since 2023

Revenue Mix

~70.0%

SaaS Revenue[3] in 2024

Sertifi Pay

~10.0%

Client Location Penetration[3] in 2024

Additional Details

- ~100+ employees (as of FY'24)
- Select Branded Locations:
  - Marriott, Hilton, Omni, Sonesta, The Ritz Carlton
- Deep integrations across the hospitality ecosystem
- Emerging payments upsell opportunity

1) Pro-forma revenue growth assuming full Q1 with Sertifi (note actual reported revenue includes revenue from Sertifi from February 25th, 2025).
2) Sertifi client locations as of Q1'25
3) Based on Sertifi historical financials pre-acquisition

Sertifi Wins vs. Direct Competitors Our focus on specialized workflows avoids competition in the branded hotel ecom/POS space Where do Flywire and Sertifi Compete? (Type of Workflow vs. Hotel Type) Events & Catering Workflow Smaller, Luxury Independent Hotels Direct Room Workflow Larger Branded Hotels Sertifi vs. Horizontal Software Built for Hospitality Workflows Electronic Payments: ACH & Processing Integrations in Sales & Catering and PMS Software Fraud Tools Advanced Customer Success, Implementation and Enhanced Support Limited Preferred Vendor: Hotel Chains and Management Companies Compete with non-integrated software point solutions Different market served by e-commerce & POS providers Compete with sub-scale acquirers Horizontal software Sertifi Business

Complimentary Geo & Product Footprints Flywire Travel and Sertifi have complimentary revenue mixes TRAVEL REVENUE REVENUE ~90.0% ~10.0% ~90.0% ~10.0% <1.0% ~99.0% ~70.0% ~30.0% Combined Business

~$100M+ Trailing 12M Pro-forma (Flywire Travel + Sertifi) Travel Sertifi Software and Payment Opportunity with Hotels Our Ambition Flying to New Heights Our ambition is to expand top line by multiples of current run rate Our Travel growth algorithm is a balanced combination of: + Customer Growth (NRR) + New Client Signs + Hotel Acceleration + Sertifi Software + Sertifi Payments Sertifi Brings Product & Segment Diversification to Flywire Travel’s Growth Algorithm Prior Signed Ramp & NRR Net New Clients Hotel Cross-sell Acceleration Sertifi Software Sertifi Payments Note: chart not drawn to scale Revenue Combined Business

2025 & Q2 Financial Outlook

Guidance Context In Canada and Australia, given better performance of AU in Q1, expecting on average a high 20s % decline YoY in each Market US Edu: Expected growth in the low single digits given softness in the cross-border business as we watch F1 Visa and other incoming data, while expecting strong Q1 signings and domestic wins The Healthcare business: High single digit expected growth YoY, mostly H2 from key client ramp Travel & B2B + UK and EMEA EDU: continued strong expected growth, though decelerating from prior year. Not flowing the travel Q1 revenue beat through for the remainder of the year Tougher YoY revenue comps in Q2 and Q3, easier in 4Q, which are factored into our full year guide Adjusted EBITDA margin expansion higher in Q1 vs H2 given timing of restructuring and investments, while managing opex and hiring in a data dependent manner, watching macro scenarios. FY 2025 Guidance Context: Revenue and Margins Q2 2025 Guidance Context ~(1%) negative impact to Q2 Revenue growth expected due to Easter timing. Lapping the Q1 to Q2 sequential acceleration last year. Assumes softer Canada and Australia performance in Q2 vs Q1. FX impact from US $ weakness in April vs 3/31 in guidance implies that Spot YY growth could be ~2pts higher than FXN YY growth in the quarter if current FX rates hold

Q2 2025 Outlook FX-Neutral Revenue Less Ancillary Services Growth Adjusted EBITDA1 margin expansion (YoY) Total Flywire 17-23% YoY FXN 150-350 bps (including Sertifi) 7-11% FXN ex Sertifi RLAS $10-12M Sertifi revenue Contribution 1. Flywire has not provided a quantitative reconciliation of forecasted FX Neutral revenue to GAAP revenue and Adjusted EBITDA margin to forecasted GAAP Net Income margin within this presentation because Flywire is unable, without making unreasonable efforts, to calculate certain reconciling items with confidence. These items include, but are not limited to income taxes which are directly impacted by unpredictable fluctuations in the market price of Flywire’s stock and in foreign exchange rates.

FY 2025 Outlook 1. Flywire has not provided a quantitative reconciliation of forecasted Adjusted EBITDA margin to forecasted GAAP Net Income margin within this presentation because Flywire is unable, without making unreasonable efforts, to calculate certain reconciling items with confidence. These items include, but are not limited to income taxes which are directly impacted by unpredictable fluctuations in the market price of Flywire’s stock and in foreign exchange rates. 2. Sertifi acquisition closed on 02.24.2025 FX-Neutral Revenue Less Ancillary Services Growth Adjusted EBITDA1 margin expansion (YoY) Total Flywire 17-23% YoY FXN (including Sertifi2) 100-300 bps (including Sertifi) 10-14% YoY FXN ex Sertifi RLAS $35-40M2 Sertifi revenue contribution Previous guidance unchanged

Capital Allocation and Structure

Capital Allocation Strategy Overview Organic growth investments Geographic Expansion GTM Enhancement Deeper Software Integrations Ecosystem expansions with Strategic Payables & International Agent solutions Strategic acquisitions Accelerate within existing industry and / or geographies New product capability for cross-sells & upsells Enter new geographies or regions Share buybacks Share Repurchase Program enables purchasing when projected return exceeds our cost of equity Prudent approach in maintaining operational liquidity and financial flexibility for organic investments & strategic M&A 1 2 3

Cash represents corporate cash, cash equivalents, and investments (i.e. excludes client cash) Cash decrease primarily driven by $320M Sertifi acquisition, net of cash acquired Other includes proceeds from option exercises, issuance of ESPP stock, and FX (US$M) 1Q25 Cash Walk 1. SBB - Share Buyback 534 5 60 (320) (49) 1 231 12/31/24 Cash FCF Debt M&A SBB1 Other 03/31/25 Cash

Share Repurchases Authorized $150M (-) Purchases through 03/31/25 $(93M) Remaining $57M Flywire began its share repurchase program in Q3’24 Approximately $49M of total cash was spent on share repurchases in 1Q25 $23M $21M $49M Q3’24 Q4’24 Q1’25

Appendix

FX Neutral Revenue Less Ancillary Services* $USD in Millions (unaudited) *FX Neutral Revenue Less Ancillary Services: FX neutral revenue less ancillary services is adjusted for the impact of foreign currency rate fluctuations. This measure helps provide insight on comparable revenue growth by removing the effect of changes in foreign currency exchange rates year-over-year. Foreign currency exchange impact in the current period is calculated using prior period monthly average exchange rates applied to the current period foreign currency amounts. Three Months Ended March 31, 2025 2024 Revenue Ancillary services $ 133.5 $ 114.1 (4.8) (3.9) Revenue Less Ancillary Services 128.7 110.2 Effects of foreign currency rate fluctuations 2.0 FX Neutral Revenue Less Ancillary Services $ 130.7 $ 110.2 Revenue Less Ancillary Services $ 128.7 $ 110.2 Sertifi Revenue (4.7) Revenue Less Ancillary Services excluding Sertifi $ 124.0 $ 110.2

Revenue Less Ancillary Services & Adjusted Gross Margin Reconciliations $USD in Millions (unaudited) Three Months Ended March 31, 2025 2024 Revenue $ 133.5 $ 114.1 Adjusted to exclude gross up for: Pass-through cost for printing and mailing (4.4) (3.6) Marketing fees (0.3) (0.3) Revenue Less Ancillary Services $ 128.7 $ 110.2 Payment processing services costs 50.6 41.7 Hosting and amortization costs within technology and Development 2.4 2.0 Cost of Revenue $ 53.0 $ 43.7 Adjusted to: Exclude printing and mailing costs (4.4) (3.6) Offset marketing fees against related costs (0.3) (0.3) Exclude depreciation and amortization (2.0) (1.5) Adjusted Cost of Revenue $ 46.2 $ 38.3 Gross Profit $ 80.5 $ 70.4 Gross Margin 60.3% 61.7% Adjusted Gross Profit $ 82.5 $ 71.9 Adjusted Gross Margin 64.1% 65.2%

Revenue Disaggregation by Revenue Type $USD in Millions (unaudited) Three Months Ended March 31, 2025 Platform and Other Revenues Revenue Transaction $ 108.5 Pass-through cost for printing and mailing Adjusted to exclude gross up for: Marketing fees Revenue Less Ancillary Services Percentage of Revenue Percentage of Revenue Less Ancillary Services Revenue $ 25.0 $ 133.5 (4.4) (4.4) (0.3) (0.3) $ 108.1 $ 20.5 $ 128.7 81.3% 18.7% 100.0% 84.0% 16.0% 100.0% Three Months Ended March 31, 2024 Platform and Transaction Other Revenues Revenue Revenue $ 95.2 $ 18.9 $ 114.1 Adjusted to exclude gross up for: Pass-through cost for printing and mailing (3.6) (3.6) Marketing fees (0.3) (0.3) Revenue Less Ancillary Services $ 94.9 $ 15.3 $ 110.2 Percentage of Revenue 83.4% 16.6% 100.0% Percentage of Revenue Less Ancillary Services 86.1% 13.9% 100.0%

Net Loss to Adjusted EBITDA Reconciliation $USD in Millions (unaudited) Three Months Ended March 31, 2025 2024 Net loss Interest expense Interest income $ (4.2) $ (6.2) 0.7 0.1 (2.9) (5.9) Provision for income taxes (0.9) 1.6 Depreciation and amortization 5.9 4.5 EBITDA (1.4) (5.9) Stock-based compensation expense and related taxes Change in fair value of contingent consideration 15.9 15.1 0.2 (0.5) (Gain) loss from remeasurement of foreign currency (3.6) 4.4 Indirect taxes related to intercompany activity 0.6 0.1 Acquisition related transaction costs 2.5 Acquisition related employee retention costs 0.0 Restructuring costs S 7.3 $ Adjusted EBITDA $ 21.6 13.2 Sertifi Adjusted EBITDA Contribution (1.0) Adjusted EBITDA excluding Sertifi $ 20.6 $ 13.2

Net Margin, EBITDA Margin, Adjusted EBITDA Margin and Adjusted EBITDA Margin excluding Sertifi $USD in Millions (unaudited) Three Months Ended March 31, 2025 2024 Revenue (A) $ 133.5 $ 114.1 Revenue less ancillary services (B) $ 128.7 $ 110.2 Revenue less ancillary services excluding Sertifi (C) $ 124.0 Net loss (D) $ (4.2) EBITDA (E) $ (1.4) Adjusted EBITDA (F) $ 21.6 555 $ (6.2) $ (5.9) $13.2 Adjusted EBITDA excluding Sertifi (G) $ 20.6 Net margin (D/A) -3.1% -5.4% Net margin using RLAS (D/B) -3.2% -5.6% EBITDA Margin (E/A) -1.0% -5.2% Adjusted EBITDA Margin (F/A) 16.2% 11.6% Adjusted EBITDA Margin excluding Sertifi (G/A) 15.4% 0.0% EBITDA Margin using RLAS (E/B) -1.1% -5.4% Adjusted EBITDA Margin using RLAS (F/B) 16.8% 12.0% Adjusted EBITDA Margin excluding Sertifi using RLAS excluding Sertifi (G/C) 16.6%

Reconciliation of Non-GAAP Operating Expenses $USD in Millions (unaudited) Three Months Ended March 31, 2025 2024 GAAP Technology and development $ 16.9 $ 16.7 (-) Stock-based compensation expense and related taxes (-) Depreciation and amortization (3.2) (2.6) (1.6) (1.9) Non-GAAP Technology and development $ 12.1 $ 12.2 GAAP Selling and marketing $ 36.6 $ 30.1 (-) Stock-based compensation expense and related taxes (4.3) (4.1) (-) Depreciation and amortization (3.0) (1.9) Non-GAAP Selling and marketing $ 29.3 $ 24.1 GAAP General and administrative $ 33.1 $ 31.6 (-) Stock-based compensation expense and related taxes (8.4) (8.4) (-) Depreciation and amortization (0.8) (0.7) (-) Change in fair value of contingent consideration (0.2) 0.5 (-) Acquisition related transaction costs (2.5) Non-GAAP General and administrative $ 21.2 $ 23.0